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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): March 29, 2005


                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


        MISSOURI                       0-20600                 43-1311101
     (State or other              (Commission File          (I.R.S. Employer
     jurisdiction of                   Number)               Identification
      organization)                                              Number)


     3101 MCKELVEY ROAD
     ST. LOUIS, MISSOURI                                          63044
     (Address of principal executive offices)                   (Zip Code)


                               (314) 291-5110
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01         REGULATION FD DISCLOSURE.

                  On March 29, 2005, Zoltek Companies, Inc. (the "Company") issued a press release reporting that it has concluded a long-term strategic supply agreement with Fiberblade S.A. (a business unit of Gamesa Eolica) of Pamplona, Spain. Under the agreement, Zoltek expects to provide Fiberblade with $65 - $75 million worth of carbon fiber and carbon fiber materials over the first three years of the contract for the manufacture of advanced large-scale rotor blades for wind turbine generators. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.



ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                 Description
                  --------------                 -----------

                  99                    Press Release issued by the Company
                                        on March 29, 2005.



                                 *    *    *



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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 31, 2005

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/ Kevin Schott
                                          -------------------------------------
                                          Kevin Schott
                                          Chief Financial Officer





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                                EXHIBIT INDEX



 Exhibit
 Number                                 Description
 ------                                 -----------

   99                        Press Release, dated March 29, 2005.







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